UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 8, 2005 (August 2, 2005)
(Date of Report (date of earliest event reported))

MortgageIT Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-32213 (Commission File No.)	20-0404134 (I.R.S. Employer Identification Number)

33 Maiden Lane New York, NY (Address of principal executive office)		10038 (Zip Code)

(212) 651-7700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

As of August 2, 2005, MortgageIT Holdings, Inc. and MortgageIT, Inc. (collectively, the "Sellers") entered into Amendment No. 2 (the "UBS Amendment") to the Loan Sale Agreement, dated as of August 4, 2004, among the Sellers and MortgageIT SPV I, which amends the Loan Sale Agreement, as amended by Amendment No. 1 to the Loan Sale Agreement, dated as of June 3, 2005 (the "Loan Sale Agreement"). The only significant change to the Loan Sale Agreement resulting from the UBS Amendment was to change the Termination Date from August 3, 2005 to August 3, 2007. Capitalized terms not defined in this paragraph have the meanings ascribed to them in the UBS Amendment. The foregoing description of the UBS Amendment is qualified in its entirety by reference to the UBS Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

As of August 3, 2005, MortgageIT Holdings, Inc. and MortgageIT, Inc. (collectively, the "Sellers") entered into Amendment No. Two (the "Greenwich Amendment") to the Master Loan and Security Agreement, dated as of February 15, 2005, among the Sellers and Greenwich Capital Financial Products, Inc. ("Greenwich"), which amends the Master Loan and Security Agreement, as amended by Amendment No. One to the Master Loan and Security Agreement, dated as of May 31, 2005 (the "Loan and Security Agreement"). The only significant changes to the Loan and Security Agreement resulting from the Greenwich Amendment were (i) to increase the Maximum Credit by $250,000,000, from $250,000,000 to $500,000,000, resulting in the execution of a new promissory note in Greenwich's favor, (ii) to increase the amount of HELOCs and Subprime Mortgage Loans that may be subject to the Loan and Security Agreement and (iii) to modify the Tangible Net Worth requirements under the Loan and Security Agreement. Capitalized terms not defined in this paragraph have the meanings ascribed to them in the Greenwich Amendment. The foregoing descriptions of the Greenwich Amendment are qualified in their entirety by reference to the Greenwich Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

* * * *

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Amendment No. 2 to Loan Sale Agreement, dated as of August 2, 2005, among MortgageIT, Inc., MortgageIT Holdings, Inc. and MortgageIT SPV I

10.2	Amendment No. Two to Master Loan and Security Agreement, dated as of August 3, 2005, among MortgageIT, Inc., MortgageIT Holdings, Inc. and Greenwich Capital Financial Products, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEIT HOLDINGS, INC.

By:	/s/ John R. Cuti
John R. Cuti Secretary

Date: August 8, 2005

MORTGAGEIT HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated August 8, 2005 (August 2, 2005)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 2 to Loan Sale Agreement, dated as of August 2, 2005, among MortgageIT, Inc., MortgageIT Holdings, Inc. and MortgageIT SPV I
10.2	Amendment No. Two to Master Loan and Security Agreement, dated as of August 3, 2005, among MortgageIT, Inc., MortgageIT Holdings, Inc. and Greenwich Capital Financial Products, Inc.